                                                                    EXHIBIT 23.1

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-3 No. 333-21569) of Spinnaker Industries, Inc. and in the related Prospectus of our report dated March 30, 2001, with respect to the consolidated financial statements and schedules of Spinnaker Industries, Inc. included in this Annual Report (Form 10-K) for the year ended December 31, 2000.

                                                     ERNST & YOUNG LLP

Dayton, Ohio
March 30, 2001


                                      E-1